UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

INFORMATION STATEMENT

SCHEDULE 14C INFORMATION
(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))
☑  Definitive Information Statement

ONTARGET360 GROUP INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

Ontarget360 Group Inc.
1601 Blake Street, Suite 310
Denver, CO 80202
____________________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Mailing: February 5, 2014

TO THE STOCKHOLDERS OF ONTARGET360 GROUP INC.:

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

THE “MERGER” (DEFINED BELOW) HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF THE STOCKHOLDER WHO OWNS A MAJORITY (APPROXIMATELY 95%) OF THE OUTSTANDING SHARES OF COMMON STOCK OF ONTARGET360 GROUP INC. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

General

This Information Statement is furnished by the Board of Directors (the “Board”) of Ontarget360 Group Inc. (the “Company”) to inform our holders of record of common stock, par value $0.001 (the “Common Stock”), as of the close of business on January 3, 2014 (the “Record Date”) that, in lieu of a meeting of stockholders, we have solicited and obtained a written consent from the stockholder representing a majority of our outstanding shares of stock entitled to vote approving our reincorporation in Maryland by merger with and into American Housing REIT Inc. (the “Merger”).

Stockholders who together own approximately 3,279,520 shares (approximately 94.9%) of the 3,454,520 shares of Common Stock outstanding as of the date of this Information Statement, signed a written consent approving the Merger and the related transactions. Such approval and consent are sufficient under Delaware law and our Bylaws to approve the Merger. Accordingly, the Agreement and Plan of Merger and the transactions contemplated in that agreement have been approved, and neither a meeting of our stockholders nor additional written consents are necessary.  This Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Merger in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including particularly Regulation 14C. The Merger will become effective, and may be implemented by the Company, 20 days after the date that this Information Statement is mailed to the stockholders of the Company.

The mailing address for the principal executive offices of the Company is:

Ontarget360 Group Inc.
1601 Blake Street, Suite 310
Denver, CO 80202

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS
REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

ONTARGET360 GROUP INC.
1601 Blake Street, Suite 310
Denver, CO 80202

INFORMATION STATEMENT
FOR MERGER INTO AMERICAN HOUSING REIT INC.

Summary

Transaction:	Reincorporation of the Company by merger with and into American Housing REIT Inc., a Maryland corporation

Purpose:	To position the Company to operate and elect to be treated for U.S. federal income tax purposes as a real estate investment trust (a “REIT”). See “Merger.”

Record Date:	January 3, 2014

Exchange Ratios:	One share of American Housing REIT Inc. common stock will be issued in exchange for each share of our common stock held as of the record date. See “Merger.”

Effective Date:	As soon as practicable, but in no event sooner than twenty days from the date of our mailing of this Information Statement to our stockholders.

Additional Provisions:	The Merger will result in:

● The surviving corporation being known as “American Housing REIT Inc.”

● An increase in the number of shares of capital stock we are authorized to issue; and

● Our being governed by the Maryland General Corporation Law (the “MGCL”) and by the Charter and Bylaws of American Housing REIT Inc.

See “Merger.”

Unless otherwise indicated in this information statement, “us,” “we,” “our,” “the company” and similar terms refer to Ontarget360 Group Inc., a Delaware corporation.

INFORMATION STATEMENT

MERGER

This Information Statement is being mailed on or about January 14, 2014, to our stockholders of record as of January 3, 2014.  Prior to that date, our Board unanimously approved the adoption of a proposal that we merge into and with American Housing REIT Inc., a recently formed Maryland corporation that is wholly owned by our 94.9% stockholder.  A copy of our Agreement and Plan of Merger with American Housing REIT Inc. is attached to this Information Statement as Exhibit A.  As a result of the Merger, the Company will cease to exist and American Housing REIT Inc. will succeed to all of our business, properties, assets and liabilities to the extent permitted by law.

As of October 11, 2013, upon the recommendation of our board of directors, Heng Fai Enterprises, Ltd. f/k/a Xpress Group, Ltd., the holder of approximately 94.9% our outstanding common stock and voting power, signed a written consent approving the Merger.  As a result, the Merger has been approved and neither a meeting of our stockholders nor additional written consents are necessary.

The Merger will become effective at the later to occur of our filing of a Certificate of Merger with the Secretary of State of the State of Delaware, pursuant to Section 252 of the Delaware General Corporation Law (“DGCL”), and Articles of Merger with the Maryland State Department of Assessments and Taxation (“SDAT”), pursuant to Section 3-107 of the MGCL. We anticipate that the Merger will become effective as soon as practicable, but in no event sooner than 20 days after our mailing of this Information Statement to our stockholders.

At the effective time of the Merger, each share of our common stock that you hold will be converted into one share of American Housing REIT Inc.’s common stock.  As a result, you will automatically become a stockholder of American Housing REIT Inc. and cease to be a stockholder of the Company.  After the Merger, the only rights which you will have as stockholder of the Company will be the rights provided in the Agreement and Plan of Merger, American Housing REIT Inc.’s Charter and Bylaws and under Subtitle 2 of Title 3 of the MGCL.

The Merger will cause certain things about our Company to change, including:

●	The surviving entity will be known as American Housing REIT Inc.;

●	The title to all our property will be vested in the surviving entity, American Housing REIT Inc.;

●	American Housing REIT Inc. will assume all of the liabilities of the Company;

●	American Housing REIT Inc. will be authorized to issue up to 100,000,000 million shares of common stock and 10,000,000 shares of preferred stock;

●	Corporate actions of the surviving entity will be governed by the MGCL and by American Housing REIT Inc.’s Charter and Bylaws; and

●	Our management team and Board of Directors will experience the following changes:

o	The Company’s current directors will remain directors of American Housing REIT Inc. Conn Flanigan, Fai H. Chan and Tong Wan Chan are directors of the Company and American Housing REIT Inc.

o	The Company’s current Chief Executive Officer and Chief Financial Officer will remain as Chief Executive Officer and Chief Financial Officer of American Housing REIT Inc.

American Housing REIT Inc. was incorporated on September 13, 2013, for the sole purpose of facilitating the Company’s reincorporation in Maryland.  American Housing REIT Inc. currently has no business operations.  See “Certain Information Regarding Our Directors and Executive Officers” below.

After the Merger takes effect, the surviving corporation will be a Maryland corporation operating subject to the requirements of the MGCL and American Housing REIT Inc.’s Charter and Bylaws.  These changes will alter some of your rights as a stockholder of the Company.  See “Differences Between Our Charter and Bylaw Provisions and Those of American Housing REIT Inc., and the Provisions of Maryland and Delaware Law” below.  American Housing REIT Inc.’s Charter and Bylaws are attached to this Information Statement as Exhibits B and C, respectively.

Although some of your rights as a stockholder will change as a result of our reincorporation from Delaware to Maryland, the Merger will not result in any material changes to our business, management, assets, liabilities or net worth.

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to questions you may have concerning the Merger and subsequent governance under Maryland law.  These questions do not, and are not intended to, address all the questions that may be important to you.  You should read the entire Information Statement carefully, as well as its exhibits and the documents incorporated by reference in this Information Statement.

Q:	WHAT ARE THE REASONS FOR THE MERGER AND RELATED TRANSACTIONS?

A:
Our officers and directors have determined to pursue a new strategy that revolves around the acquisition and management of real estate assets, including single-family residential houses that we intend to operate as rental properties.  This strategy is conducive to a more favorable tax structure whereby we may qualify and elect to be treated as a real estate investment trust, or REIT, for U.S. federal income tax purposes.  In order to qualify as a REIT, a substantial percentage of the company’s assets must be qualifying real estate assets and a substantial percentage of the company’s income must be rental revenue from real property or interest on mortgage loans.  We must elect under the U.S. Internal Revenue Code to be treated as a REIT.  Subject to a number of significant exceptions, a corporation that qualifies as a REIT generally is not subject to U.S. federal corporate income taxes on income and gain that it distributes to its stockholders, thereby reducing its corporate level taxes.  Neither we, nor American Housing REIT Inc., has elected to become a REIT; however, we plan to cause American Housing REIT Inc. to do so in the future.  The vast majority of U.S. REITs are incorporated or formed in Maryland and the Board believes that reincorporating in Maryland will put our company in the best position to raise additional capital and grow our business.

Q.	WHY ARE WE NOT CHANGING THE NAME OF THE SURVIVING CORPORATION IN THE MERGER TO ONTARGET360 GROUP INC.?

The name Ontarget360 Group Inc. is a holdover from a period in the past when our company operated under a completely different strategy that is no longer relevant for our business.  Following the Merger, our primary business operations will involve the acquisition, ownership and development of real estate, and we believe that the name American Housing REIT Inc. more accurately reflects our current and future business focus.

Q:	WHY AREN’T WE HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE REINCORPORATION?

A:
The Board has already approved the Merger and related transactions and we have received the written consent of a holder of our common stock representing more than a majority of the voting power of our outstanding common stock approving the Merger. Under the DGCL and our charter documents, this transaction may be approved by the written consent of a majority of the voting power of our common stock entitled to vote on it.  Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q:	WHAT ARE THE PRINCIPAL FEATURES OF THE MERGER?

A:
The Merger will be accomplished by merging our Company with and into American Housing REIT Inc.  At the time of the Merger, one fully paid and non-assessable share of American Housing REIT Inc.’s common stock will be issued for each outstanding share of our common stock that is held by our stockholders.  Upon effectiveness of the Merger, the shares of the Company will cease trading and the shares of American Housing REIT Inc. will begin trading in their place, under a new trading symbol and CUSIP Number that has not been assigned yet.  As a result of the Merger, the Company will cease to exist and American Housing REIT Inc. will succeed to all of our business, properties, assets and liabilities, to the extent permitted by law.  See “Merger” above.

In addition, the company surviving the Merger will be governed by the MGCL and by American Housing REIT Inc.’s Charter and Bylaws, which will replace our current Certificate of Incorporation and Bylaws.  These changes will alter your present rights as a stockholder of our company.  See “Differences Between Our Charter and Bylaw Provisions and Those of American Housing REIT Inc., and the Provisions of Maryland and Delaware Law” below.

Q:	HOW DOES REINCORPORATION AFFECT OUR OFFICERS AND DIRECTORS?

A:
The Company’s directors and officers are the same as American Housing REIT Inc.’s officers and directors and they will remain so upon effectiveness of the Merger; therefore, the reincorporation will have no effect on our officers and directors.  See “Certain Information Regarding Our Directors and Executive Officers” below.

The Board believes that Maryland law, like Delaware law, strikes an appropriate balance with respect to personal liability of directors and officers, and that reincorporation in Maryland will enhance our ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers.

Q:	HOW WILL THE REINCORPORATION AFFECT OUR STOCKHOLDERS AND THEIR SHARES OF CAPITAL STOCK?

A:
As of the date hereof, 3,454,520 shares of our common stock were issued and outstanding.  Our certificate of incorporation authorizes 15,000,000 shares of capital stock, $0.001 par value per share, of which 10,000,000 shares are authorized as common stock and 5,000,000 as preferred stock.

The charter of American Housing REIT Inc. authorizes 110,000,000 shares of capital stock, $0.001 par value per share, of which 100,000,000 shares are authorized as common stock and 10,000,000 as preferred stock.

After the Merger, and the resulting exchange of securities takes effect, the only change in our capitalization will be an increase in our authorized shares of common stock from 10,000,000 to 100,000,000 and an increase in our authorized shares of preferred stock from 5,000,000 to 10,000,000.

By increasing our authorized shares of common and preferred stock, we will have additional shares of stock available for various corporate actions such as acquisitions, capital raising transactions and employee stock incentive plans.  Increasing our number of authorized shares of common and preferred stock will also allow our Board flexibility to act promptly in issuing stock to meet our future business needs, which may include:

●	Acquisitions and mergers;

●	Financing transactions to improve our financial and business position;

●	Stock splits or stock dividends;

●	Recruiting employees and executives;

●	Employee benefit plans; and

●	Other proper business purposes.

If additional shares are readily available, our Board will be able to act quickly to issue additional shares without spending the time and incurring the expense of soliciting proxies and holding additional stockholders’ meetings.  The Board, however, may issue additional shares of common stock without action on the part of the stockholders only if the action is permissible under Maryland law, and only if the rules of the exchange on which the common stock is then listed permit those issuances.  The common stock is currently listed under the ticker symbol “ONTG.” The ticker symbol of American Housing REIT Inc.’s common stock will be “AMHR.”

At the effective time of our Merger with American Housing REIT Inc., each share of our common stock that you hold will be converted into one share of American Housing REIT Inc.’s common stock. Therefore, after the effective date of the Merger, you will own the same class of stock and the same percentage ownership of American Housing REIT Inc. as you currently own of the Company Neither our company nor American Housing REIT Inc. will issue any additional shares of stock in connection with the Merger.  The number of shares of our common stock that are issued and outstanding on the effective date of the Merger will become the number of shares of common stock of American Housing REIT Inc. outstanding immediately after the Merger.

After the Merger takes effect, our future corporate actions will be governed by the MGCL and by American Housing REIT Inc.’s Charter and Bylaws.  These changes will alter your present rights as one of our stockholders.  See “Differences Between Our Charter and Bylaw Provisions and Those of American Housing REIT Inc., and the Provisions of Maryland and Delaware Law” below.

Q:	HOW IS MY STOCK CONVERTED INTO SHARES OF AMERICAN HOUSING REIT INC.’S STOCK?

A:
As soon as the Merger is effective you will cease to be a holder of the Company common stock and you will automatically become a holder of American Housing REIT Inc.’s common stock.  Your shares of the Company’s common stock will automatically convert into shares of American Housing REIT Inc. common stock on a one-for-one basis.

Q:	WILL I NEED TO OBTAIN NEW STOCK CERTIFICATES?

A:
At the effective time of the Merger, each stock certificate representing shares of the Company stock that were issued and outstanding immediately before such effective time will automatically represent the same number of shares of stock of the same class and series of American Housing REIT Inc.  Shortly after the completion of the Merger, American Housing REIT Inc. will send written notice to all stockholders of record with instructions on how to exchange their Company stock certificates for American Housing REIT Inc. stock certificates.

A stockholder seeking to make this exchange will be subject to normal requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes.  Before this exchange occurs, Company stock certificates that our stockholders hold as of the effective time of the Merger will continue to validly represent the shares of American Housing REIT Inc.’s stock that such stockholders acquire as a result of the Merger.  YOU DO NOT NEED TO EXCHANGE YOUR EXISTING ONTARGET360 GROUP INC. STOCK CERTIFICATES FOR STOCK CERTIFICATES OF AMERICAN HOUSING REIT INC. UNTIL WE REQUEST THIS EXCHANGE BY SEPARATE WRITTEN NOTICE.

Even after we send you this exchange notice, if, for any reason, you fail to exchange your stock certificates for American Housing REIT Inc. stock certificates, your stock certificates will continue to validly represent the shares of American Housing REIT Inc.’s stock that were formerly the Company shares evidenced by such certificates.

Q:	WILL MY STOCK REMAIN FREELY TRADEABLE?

A:
After completion of the Merger, you may continue to make sales or transfers using Company stock certificates.  As noted above, until you exchange your stock certificates for American Housing REIT Inc. stock certificates, your Company stock certificates will continue to validly represent shares of American Housing REIT Inc.’s stock that were formerly Company shares evidenced by such certificates.

Under Rule 145(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), a Merger which has the sole purpose of changing an issuer’s domicile within the United States does not involve a sale of securities for purposes of the Securities Act.  Accordingly, separate registration of shares of common stock of American Housing REIT Inc. will not be required in connection with the Merger.

If you hold shares of ours that are freely tradable before the effective time of the Merger, you will own the same number of freely tradeable shares of American Housing REIT Inc. after the effective time.  Similarly, if you hold any securities of ours with transfer restrictions before the effective time of the Merger, you will hold equivalent securities of American Housing REIT Inc. after the effective time with the same transfer restrictions.  For purposes of computing the holding period under Rule 144 of the Securities Act, any stock of American Housing REIT Inc. acquired on conversion of your Company stock upon the Merger will be deemed to have been acquired on the date that you originally acquired those shares of the Company

Q:	CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A:	Yes, under Delaware law, you may qualify for appraisal rights. See “Dissenter’s Rights of Appraisal” below.

Q:	WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

A:
We believe that the Merger will be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.  Accordingly, for federal income tax purposes, you should not recognize any gain or loss by reason of the Merger.  Each share of American Housing REIT Inc.’s stock that you acquire by reason of the Merger should have the same tax basis and the same holding period as the equivalent Company stock from which such shares of American Housing REIT Inc. stock were converted, provided that you hold such shares of Company stock as a capital asset on the date the Merger is effected.

For federal income tax purposes, neither our company nor American Housing REIT Inc. will recognize any gain or loss by reason of the Merger.  American Housing REIT Inc. will generally succeed, without adjustment, to the tax attributes of the Company There should be no accounting consequences of the Merger, as American Housing REIT Inc. will succeed to the accounts and accounting methods of the Company

Tax provisions are complex and subject to change.  This summary is included for general information only and does not purport to be a complete discussion of all of the possible federal tax consequences of the Merger.  No effort has been made here to summarize the treatment of the Merger under the various tax laws of states to which our stockholders are subject.  WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER WITH RESPECT TO THE APPLICATION AND EFFECT OF YOUR OWN STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

Q:	WHAT IS THE ACCOUNTING TREATMENT OF THE MERGER?

A:	In accordance with generally accepted accounting principles, we will account for the Merger as a reorganization of entities under common control at historical cost.

Q:	ARE THERE ANY REGULATORY APPROVALS REQUIRED FOR THE MERGER?

A:	No regulatory approvals are required for the Merger.

Q:	WHO WILL PAY THE TRANSACTION COSTS?

A:
We will pay all of the transaction costs, including distributing this Information Statement and the cost of exchanging certificates representing shares of the Company for certificates representing shares of American Housing REIT Inc. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock.  We do not anticipate contracting for other services in connection with the Merger.

Q:	CAN THE MERGER BE ABANDONED OR CHANGED?

A:
We anticipate that the Merger will become effective as soon as practicable after the distribution of this Information Statement.  However, the Agreement and Plan of Merger provides that the Merger may be abandoned by our Board at any time before the effective time, even though it has already been approved by our stockholders.  In addition, we may amend the agreement before the effective time, either before or after the receipt of stockholder approval.  However, we may not amend the agreement if such amendment would alter or change the amount or kind of shares to be received by our stockholders in the Merger, alter or change any term of American Housing REIT Inc.’s charter, or cause any alteration or change that would adversely affect our stockholders, without first receiving the necessary stockholder consents.

Q:	WHAT ARE THE DISADVANTAGES OF REINCORPORATING IN MARYLAND?

A:
Despite the unanimous belief of our Board that being organized under the laws of the State of Maryland is in the best interests of our company and its stockholders, Delaware law and Maryland law differ in some respects.  With respect to some of these differences, Maryland law may be less favorable to stockholders than Delaware law.  For a comparison of stockholders’ rights under Maryland and Delaware law, see “Differences Between Our Charter and Bylaw Provisions and Those of American Housing REIT Inc., and the Provisions of Maryland and Delaware Law” below.

DIFFERENCES BETWEEN OUR CHARTER AND BYLAW PROVISIONS AND THOSE
OF AMERICAN HOUSING REIT INC. AND THE PROVISIONS
OF MARYLAND AND DELAWARE LAW

There are differences between our Certificate of Incorporation and Bylaws and the Charter and Bylaws of American Housing REIT Inc., and between the DGCL, which currently governs our company, and the MGCL, which currently governs American Housing REIT Inc., and which will govern the surviving company following the reincorporation.  References below to Delaware law and Maryland law describe such laws as currently in effect.  The following summary describes what the Board, with the advice of counsel, believes to be the most significant differences and similarities between our charter documents and American Housing REIT Inc.’s and between Delaware law and Maryland law that you should be aware of.  This summary does not purport to be a complete description of such differences and similarities, or to give full effect to the provisions of statutory or common law.  You should note that many provisions of the DGCL and the MGCL may be subject to differing interpretations.  The following is a summary only may be incomplete in certain respects.  The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. Accordingly, this summary is subject to, and qualified in its entirety by, reference to the DGCL and the MGCL, and relevant case law, as currently in effect, and to American Housing REIT Inc.’s and our respective charter documents.

SPECIAL MEETINGS OF STOCKHOLDERS

Delaware Law:

A special meeting of stockholders may be called by:

●	the corporation’s board of directors; or

●	the person or persons authorized by the corporation’s bylaws or certificate of incorporation to call a special meeting.

Maryland Law:

A special meeting of stockholders may be called by:

●	a corporation’s board of directors;

●	the corporation’s president; or

●	any other person specified in the charter or the bylaws.

In addition in Maryland a special meeting of the stockholders must be called by the secretary of the corporation upon written request of the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting, unless otherwise provided in the Articles of Incorporation.

Bylaws Comparison:

American Housing REIT Inc.’s bylaws provide that a special meeting may be called by the chairman of the Board of Directors, the chief executive officer, the president or the Board of Directors or by the secretary of the Corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting stating the purpose of such meeting and the matters proposed to be acted on at such meeting.  Our bylaws provide that a special meeting may be called by the president, or the Board, or stockholders entitled to cast at least one-fifth of the votes which all stockholders are entitled to cast at the particular meeting.

INSPECTION OF STOCKHOLDER LIST

Delaware Law:

Stockholders in a Delaware corporation have the right to inspect and make copies of a corporation’s stock ledger, stockholder list and other books and records during normal business hours upon written demand made under oath stating the purpose of the inspection, for any proper purpose.  Stockholders also have the right to examine the books and records of a subsidiary if the corporation can obtain the records through the exercise of control over the subsidiary, unless the inspection will result in a breach of any agreement between the corporation or its subsidiary and a person or persons not affiliated with the corporation, or the subsidiary has a legal basis to deny access.  If a corporation does not comply within applicable time periods, a court may summarily compel compliance.

Maryland Law:

Maryland law is somewhat more restrictive.  It allows a stockholder and voting trust certificates to inspect the corporations bylaws, minutes of the proceedings of the stockholders; annual statements of affairs and voting trust agreements on file at the corporation’s principal office.  Stockholders are also entitled to receive, within 20 days of request, a statement from the corporation stating:  (i) the number of shares of each class of stock or other securities issued during a specified period not more than 12 months prior to the request, (ii) the consideration received per share, which may be aggregated as to all issuances for the same consideration per share or unit, and (iii) the value of any non-monetary consideration determined by the board of director.

One or more persons who together hold of more than five percent (5%) of any class of stock of a Maryland corporation may inspect and copy the corporation’s books of account and its stock ledger during usual business hours.  Such holders are also entitled to receive from the corporation upon request, a verified statement under oath setting forth in reasonable detail the corporation’s assets and liabilities as of a reasonably current date and/or a list verified under oath by one of its officers or its stock transfer agent or registrar which sets forth the name and address of each stockholder and the number of shares of each class of stock which the stockholder holds.

Maryland’s Corporations and Associations Law does not specifically provide for a remedy in the case of failure to provide stockholders with the information or inspection rights to which they are entitled.

Company Comparison:

American Housing REIT Inc.’s bylaws do not currently provide for inspection of a stock ledger outside of the requirements of Maryland law.  Our bylaws provide that the stock ledger shall not be open to the examination of any stockholder, for any purpose, except as required by Delaware law.  At least ten days before every meeting, the officer who has charge of the stock ledger of the Company shall prepare and make the stock ledger, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  The stock ledger shall be kept either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

STOCKHOLDER CONSENT TO ACTION WITHOUT MEETING

Delaware Law:

Unless the Certificate of Incorporation provide otherwise, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted.

Maryland Law:

Under Maryland law, any action requiring the vote of stockholders, may be taken without a meeting, if:  (i) all stockholders entitled to vote on the matter consent in writing to the action proposed to be taken, and (ii) all stockholders entitled to notice of the meeting but not entitled to vote upon the action waive in writing any right to dissent.

Unless the charter requires otherwise, the holders of any class of stock, other than common stock, may take action by written request of not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting, if the corporation gives notice of the action to each holder of the class of stock not later than 10 days after the effective time of the action.

If authorized by the charter of a corporation, the holders of common stock may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the corporation gives notice of the action to each holder of the class of common stock not later than 10 days after the effective date of the action.

Company Comparison:

American Housing REIT Inc.’s Charter is silent on the issue and thus is governed by the provision of Maryland law described above.  Our Certificate of Incorporation is also silent on the issue and thus is governed by the provision of Delaware law described above.

CUMULATIVE VOTING; PLURALITY ELECTION OF DIRECTORS

Delaware Law:

Delaware permits, but does not require, cumulative voting.  Cumulative voting entitles each stockholder to have as many votes as there are persons to be voted for, and permits the holder to cast these votes for one candidate or any combination of two or more candidates.

Delaware Law provides that directors are elected by a plurality of votes (i.e., the director(s) receiving the most votes win).  A majority of votes is not required in order to be elected.

Maryland Law:

Similarly, Maryland law permits, but does not require, cumulative voting.  Election of directors is by a plurality of votes unless the charter of the corporation provides otherwise.

Company Comparison:

Neither our Certificate of Incorporation nor the Charter of American Housing REIT Inc. provides for cumulative voting rights in the election of directors.  American Housing REIT Inc.’s bylaws state that a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director.

CLASSIFIED BOARD OF DIRECTORS

Delaware Law:

If provided for in a company’s charter or bylaws, its board of directors may be divided into up to three classes who serve overlapping terms.  The term of office of the first class expires at the first annual meeting held after classification becomes effective; of the second class 1 year thereafter; of the third class 2 years thereafter; and at each annual election held after classification becomes effective, directors shall be chosen for a full term to succeed those whose terms expire.

Maryland Law:

The Articles of Incorporation may provide for a classified board of directors, none of whose terms may exceed five years and at least one class’ term must expire each year.

Company Comparison:

Neither American Housing REIT Inc.’s Charter, nor our Certificate of Incorporation provides for a classified board.

AUTHORIZED NUMBER OF DIRECTORS

Delaware Law:

A corporation must have at least one director.  The number of directors is determined as set forth in the bylaws, unless the Certificate of Incorporation provide otherwise.

Maryland Law:

A corporation must have a minimum of one director, as provided in the charter.  The number of directors may be changed as provided in the bylaws.

Company Comparison:

American Housing REIT Inc. bylaws specify that the number of directors on its board of directors will be initially two, but that number may be increased to up to fifteen by a vote of a majority of the entire board.  Our bylaws provide for a board of three directors. However, there is only one director in office currently.

QUORUM OF DIRECTORS

Delaware Law:

A majority of directors shall constitute a quorum unless the corporation’s Certificate of Incorporation or bylaws establish a higher or lower number.  In no event may a quorum consist of fewer than one-third of the directors.

Maryland Law:

 Unless a corporation’s Articles of Incorporation or bylaws require a greater or lesser number, a majority of the directors then in office constitutes a quorum.  However, a quorum may not be less than one-third of the board, unless there are only 2 or 3 directors, in which case a quorum will not be less than 2.  If there is only 1 director, that one will constitute a quorum.

Company Comparison:

Both American Housing REIT Inc.’s bylaws and our bylaws provide that a quorum is a majority of those directors in office.

REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

Delaware Law:

Directors may be removed by a majority vote of the stockholders entitled to vote for the election of directors, with or without cause, unless the corporation’s Certificate of Incorporation provide that directors can only be removed for cause.  However, directors serving on classified boards may only be removed for cause.  If a corporation has cumulative voting and if less than the entire board is to be removed, a director may not be removed without cause if the votes cast against removal would be sufficient to elect such director if they were cumulatively voted at an election of the entire board of directors, or if the board is classified, at an election of the class of which such director is a part.

Unless a corporation’s Certificate of Incorporation provide otherwise, vacancies on the corporation’s board, including a vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Maryland Law:

Directors may be removed by a majority vote of the stockholders entitled to vote for the election of directors, with or without cause unless the corporation’s Articles of Incorporation provide that directors can only be removed for cause.  However, directors serving on classified boards may only be removed for cause.  If a corporation has cumulative voting and if less than the entire board is to be removed, a director may not be removed without cause if the votes cast against removal would be sufficient to elect such director if they were cumulatively voted at an election of the entire board of directors, or if the board is classified, at an election of the class of which such director is a part.

Unless a corporation’s Articles of Incorporation provide otherwise, vacancies may be filled by a majority of the board.  In addition, vacancies resulting from removal of a director may be filled by stockholder vote.

Company Comparison:

American Housing REIT Inc.’s Charter states that any director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and then only by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast generally in the election of directors.  Our Certificate of Incorporation is silent as to the issue of removal of directors and thus governed by Delaware law as described above.

REIT OWNERSHIP LIMITATIONS

Company Comparison:

American Housing REIT Inc.’s Charter provides for a “Stock Ownership Limit” of nine and eight-tenths percent (9.8%) in value or in number of shares, whichever is more restrictive, of the outstanding shares of any class or series of capital stock of American Housing REIT Inc., excluding any outstanding shares of capital stock not treated as outstanding for federal income tax purposes, or such other percentage determined from time to time by the Board of Directors in accordance with the Charter.  This Stock Ownership Limit will begin on the date which the Board of Directors determines, in its sole discretion, that the restrictions should commence, and continue until the Board of Directors determines pursuant that it is no longer in the best interests of the Corporation to be taxed as a REIT for federal income tax purposes or that compliance with the Stock Ownership Limit set forth in the Charter is no longer required in order for the American Housing REIT Inc. to qualify as a REIT. Our Certificate of Incorporation is silent as to stock ownership limits.

APPRAISAL RIGHTS

Delaware Law:

In the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have the Court of Chancery determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares.  However, stockholders are not entitled to appraisal rights if the stockholder’s shares are (i) listed on a national securities exchange or (ii) held of record by more than 2,000 stockholders; and further provided that no appraisal rights will be available for shares of stock of the corporation surviving a merger if the merger did not require the vote of the stockholders of the surviving corporation for its approval.  However, appraisal rights will be available if the stockholders are required by the terms of the merger agreement to accept anything other than any one or combination of the following:

●	shares of stock of the surviving corporation;

●	shares of stock of any other corporation that will be either be listed on a national securities exchange or held of record by more than two thousand holder; or

●	cash in lieu of fractional shares or fractional depository receipts.

Maryland Law:

Maryland Law permits a stockholder to demand and receive payment of the fair value of the holder’s stock upon a merger or consolidation unless:

●
The stock is listed on a national securities exchange, is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ Small Cap Market;

●
the stock is that of the successor in a merger (unless the merger alters the contract rights of the stock expressly set forth in the charter and the charter does not reserve the right to do so or the stock is to be converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock of the successor);

●
the stockholder is not entitled to vote on the transaction (other than in connection with a merger of a parent and 90% owned subsidiary where no vote is required under section 3-106 of the Maryland Corporate and Associations Law), or the stockholder did not own the stock on the record date for determining stockholders entitled to vote on the transaction;

●	the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder; or

●
the stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

Company Comparison:

Stockholders in our company are entitled to receive appraisal rights in connection with our merger to reincorporate, and would be entitled to receive such rights if we were governed by Maryland law.  See “Dissenter’s Rights of Appraisal” below.

DIVIDENDS

Delaware Law:

Subject to any restrictions contained in its Certificate of Incorporation, the board of directors may declare and pay dividends out of its surplus, or if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year.  Dividends may not be declared and paid if the aggregate capital of the corporation becomes less than the aggregate capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such capital is repaired.

Maryland Law:

A corporation’s board of directors may declare and pay dividends, unless after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation’s total assets would be less than the sum of the corporation’s total liabilities plus amounts payable to stockholders having preferential rights to assets in the event of dissolution of the corporation.

Company Comparison:

Both American Housing REIT Inc.’s bylaws and our bylaws permit dividends to be declared and paid to the extent permitted by law in the discretion of the board of directors and by the respective charter documents.  The bylaws of American Housing REIT Inc. specify that the dividends may be paid in cash, property of shares of our capital stock.

PURCHASE AND REDEMPTION OF STOCK

Delaware Law:

Every corporation may acquire, redeem or otherwise deal in its own stock, unless the capital of the corporation is impaired or when the purchase or redemption would cause an impairment; provided however, a corporation may purchase or redeem capital stock which is entitled to a preference upon any distribution of its assets or, if no shares entitled to a preference are outstanding, any of its own shares if such shares will be retired upon their acquisition and the capital of the corporation will be reduced.

Maryland Law:

A corporation may redeem or acquire its stock unless as a result, it would not be able to pay indebtedness as it becomes due in the usual course of business, or its total assets would be less than the sum of its total liabilities plus (unless the charter permits otherwise) the amount that would be needed to satisfy the preferential rights of stockholders holding stock with superior preferential rights to that being redeemed, if the corporation were dissolved at the time of the redemption.

AMENDMENTS TO CHARTER DOCUMENTS

Delaware Law:

In order to amend a corporation’s Certificate of Incorporation the board of directors must adopt a resolution setting forth the amendment and declaring its advisability.  It must then be approved by a stockholders owning a majority of the stock entitled to vote, and if separate voting by class is required, a majority of such class.

Maryland Law:

Generally, in order to amend the corporation’s Articles of Incorporation, the board of directors must adopt a resolution setting forth and declaring advisable the proposed amendment and directing that the proposed amendment be submitted to stockholders for a vote.  The affirmative vote of two-thirds of all the votes entitled to be cast on the matter is required.  Maryland law permits the board of directors to amend the Articles of Incorporation without stockholder approval to change the name or other designation or the par value of any class or series of stock of the corporation or the aggregate par value of stock.

Company Comparison:

After the Merger, in order to amend the Charter of American Housing REIT Inc., the amendment shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.  However, two-third majority will be required, rather than a majority vote of stockholders, in the case of amendments regarding removal of directors or restrictions on transfer and ownership of shares.

RELIANCE BY DIRECTORS

Delaware Law:

A member of the board of directors of a corporation or a member of any committee designed by the board of directors will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports, or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

Maryland Law:

A director may rely on any information, report, or statement, including any financial statement or other financial data, prepared or presented by:  (i) an officer or employee of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, or (ii) a lawyer, certified public accountant, or other person, as to a matter which the director reasonably believes to be within the person’s professional or expert competence.  The director must act in good faith and he or she is not acting in good faith if he or she has any knowledge concerning the matter in question which would cause such reliance to be unwarranted.

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OTHER PERSONS

Delaware Law:

A corporation may indemnify its present and former directors, officers, employees and agents, among others, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  The corporation may advance indemnification expenses if it receives an undertaking by or on behalf of the indemnitee to repay the amount advance if it is ultimately determined that the person was not entitled to be indemnified.

Maryland Law:

A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith; was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property, or services; or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.  The corporation may advance indemnification expenses if it receives an undertaking from the indemnittee to repay the advance if it is ultimately determined that such person’s conduct did not meet the statutory standard required for indemnification.

Company Comparison:

The Charter of American Housing REIT Inc. and our Certificate of Incorporation obligate both companies to indemnify its directors and officers to the maximum extent permitted by law.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

Delaware Law:

Contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, if (i) the director disclosed the material facts as to his or her interest to the board of directors, and after disclosure, the transaction was approved by a majority of disinterested directors, even if fewer than a quorum or the director disclosed his or her interest to the stockholders or, (ii) after disclosure, the transaction was approved by disinterested holders of a majority of shares entitled to vote on the matter; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

Maryland Law:

Under Maryland law, contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, (i) if the fact of the interest is disclosed or known by the board, and the board approves or ratifies the contract or transaction by an affirmative vote of a majority of disinterested directors, even if less than a quorum, or the interest is disclosed to the stockholders entitled to vote with respect to such contract or transaction and it is approved or ratified by a majority of stockholders other than the interested director or officer, or (ii) the contract or transaction is fair as to the corporation.

ANTI-TAKEOVER PROVISIONS

Delaware Law:

Takeovers may be deterred by Delaware’s restriction on corporations engaging in business combinations with interested stockholders, i.e., stockholders who own more than 15% of the voting stock of the corporation.  For three years following the date that a stockholder becomes an interested stockholder, a corporation and the interested stockholder may not engage in a business combination unless:

●	prior to the that time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the person becoming an interested stockholder;

●
upon consummation of the transaction which resulted in the person becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the outstanding stock of the corporation at the time the transaction commenced;

●
at or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

The provisions of Delaware law prohibiting business combinations with interested stockholders are not currently applicable to us, but would become so in the event that our common (or another class of our voting stock) is listed on a national securities exchange, authorized for quotation on the Nasdaq Stock Market, or held of record by 1,000 or more stockholders.

Maryland Law:

Under Maryland law, a control share acquisition is one in which a stockholder acquires:  (i) one-tenth or more, but less than one-third of all voting power; (ii) One-third or more, but less than a majority of all voting power; or (iii) a majority or more of all voting power.  Maryland’s Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter.  Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter.  The Control Share Act also does not apply to the voting rights of shares of stock if the acquisition of those shares has been approved or exempted by the charter or bylaws of the corporation or to shares acquired in a merger, consolidation, or share exchange in which the corporation is a party.

Maryland law prohibits certain business combinations (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any interested stockholder for five years after the interested stockholder becomes an interested stockholder.  An “interested stockholder” is defined as any person that (i) owns 10% or more of the corporation’s voting stock; or (ii) is an affiliate or associate of the corporation and was the owner of 10% or more of the corporation’s voting stock at any time within the two-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.  A Maryland corporation may engage in a business combination with an interested stockholder under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation’s board of directors approved the business combination with the interested stockholder or the transaction in which the person becomes an interested stockholder.

After the five-year period expires, any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation, and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares held by the interested stockholder with whom the business combination is to be effected or held, unless, among other conditions, the corporation’s common stockholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.

DISSENTER’S RIGHTS OF APPRAISAL

Section 262 of the DGCL provides that, in the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have a district court determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares.  These appraisal rights are available to any stockholder of a Delaware corporation who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of § 262 with respect to such shares, continuously holds such shares through the effective date of the merger or consolidation, has otherwise complied with subsection (d) of § 262 and has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to subsection § 228 of Title 8 of the DGCL.  Each such stockholder shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of § 262.

Under subsection (d) of § 262 of the DGCL, if the merger or consolidation was approved pursuant to § 228 of Title 8, appraisal rights shall be perfected as follows: either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of § 262.  Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation.  Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of Title 8, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of Title 8 and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares.  Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares.  If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of Title 8, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of Title 8 and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection.  An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.  For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date.  If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the reincorporation by merger, or transactions contemplated by the reincorporation that is not shared by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that would have been entitled to vote if a meeting had been held regarding the reincorporation consist of shares of our common stock.  Each share of our common stock is entitled to one.  On January 3, 2014, the record date for determining our stockholders who would have the right to vote on our Merger, 3,454,520 shares of our common stock were outstanding.

Security Ownership of Principal Holders And Management

To the knowledge of management, and based upon a review of the stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five (5%) percent of our common stock as of the date hereof, as well as the share holdings of the then members of management:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Heng Fai Enterprises, Ltd.	3,279,520	94.9%

Conn Flanigan	-	-

Fai H. Chan(1)	3,279,520	94.9%

Tong Wan Chan(2)	3,279,520	94.9%

(1) Fai H. Chan’s indirect ownership is through Heng Fai Enterprises, Ltd.  Fai H. Chan is the Managing Chairman, and a beneficial owner of more than 5% of the common shares, of Heng Fai Enterprises, Ltd.  Mr. Chan disclaims beneficial ownership of the shares of common stock of our Company owned by Heng Fai Enterprises, Ltd. other than the shares in which he has an indirect pecuniary interest.

(2) Tong Wan Chan’s indirect ownership is through Heng Fai Enterprises, Ltd.  Tong Wan Chan is the Managing Director of Heng Fai Enterprises, Ltd.  Tong Wan Chan is the son of Fai H. Chan.  Tong Wan Chan disclaims beneficial ownership of the shares of common stock of our Company owned by Heng Fai Enterprises, Ltd. other than the shares in which he has an indirect pecuniary interest.

CERTAIN INFORMATION REGARDING OUR
DIRECTORS AND EXECUTIVE OFFICERS

Identification of Directors and Executive Officers

The following table sets forth the names of all of our directors and executive officers, as of the date hereof.

Name	Age	Offices Held

Conn Flanigan	45	Chief Executive Officer,
		Chief Financial Officer
		Director

Fai H. Chan	68	Director

Tong Wan Chan	38	Director

Significant Employees

We have no employees who are not executive officers, but who are expected to make a significant contributions to the Company’s business.

Family Relationships

Fai H. Chan is the father of Tong Wan Chan.

Involvement in Certain Legal Proceedings

During the past five years, none of our directors, persons nominated to become directors, executive officers, promoters or control persons:

●	was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

●	was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●
was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

●
was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Audit Committee Financial Expert

The Securities Exchange Commission has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees.  One of the rules adopted by the SEC requires a company to disclose whether it has an “audit committee financial expert” serving on its audit committee.  Our board of directors has not yet established an audit committee.  As such, our board has not yet appointed an audit committee financial expert.  At this time, our board of directors believes it would be desirable to have an audit committee, and for the audit committee to have an audit committee financial expert serving on the committee.  While informal discussions as to potential candidates have occurred, at this time no formal search process has commenced.

Compliance with Section 16(a) of the Exchange Act

To our knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, none of our officers, directors or beneficial holders of more than ten percent of our issued and outstanding shares of common stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, during the fiscal year ended September 30, 2012; except that certain prior members of management, did not file Form 4s or Form 5s to report the sale of shares to our current sole officer and director and/or their resignations as directors and officers of ours.

Code of Ethics

We have not yet adopted a code of ethics policy because we have had no significant operations up to this point.  We intend to adopt a code of ethics policy in the future.

Executive Compensation Table

The following table discloses, for the fiscal years ended September 30, 2012, 2011 and 2010, certain compensation paid to our named executive officers.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/ SARS (#)

Conn Flanigan	2013	-	-	-	-

Fai H. Chan	2013	-	-	-	-

Tong Wan Chan	2013	-	-	-	-

Option/SAR Grants In Last Fiscal Year

We granted no options or SARs during the fiscal year ended September 30, 2012 to the named executive officers.

No deferred compensation or long-term incentive plan awards were issued or granted to our management during the calendar fiscal years ending September 30, 2012, 2011, or 2010, or the period ending on the date of this annual report.

Compensation of Directors

There are no standard arrangements pursuant to which our directors are compensated for any services provided as director.  No additional amounts are payable to our directors for committee participation or special assignments.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Through December 31, 2012, and the period ending on the date hereof, there were no employment contracts, compensatory plans or arrangements, including payments to be received from us, with respect to any director or executive officer of ours which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with the company or any subsidiary, any change in control of the company, or a change in the person’s responsibilities following a change in control of the Company.

ADDITIONAL INFORMATION

Where You May Find Additional Information

We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  Our public filings are available at the Internet web site maintained by the SEC for issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR), http://www.sec.gov/edgar.

Householding

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders.  This process, which is commonly referred to as “householding” provides potentially extra convenience for stockholders and cost savings for companies.

For this Information Statement, a number of brokers with account holders who are stockholders of ours will be “householding” our Information Statement and the documents incorporated by reference that we are furnishing with the Information Statement.  A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker or from our company that either of them will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Information Statement, or if you currently receive multiple copies of the Information Statement at your address and would like to request “householding” of our communications, please notify your broker if your shares are not held directly in your name.  If you own your shares directly rather than through a brokerage account, you should direct your written request to us at 1601 Blake Street, Suite 310, Denver, CO 80202.

MISCELLANEOUS

We request brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock and we will reimburse such holders for their reasonable expenses in connection therewith.  Additional copies of this Information Statement may be obtained at no charge by writing to us at 1601 Blake Street, Suite 310, Denver, CO 80202.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS.  HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

OTHER MATTERS

The Board is not aware of any matters to be presented for action at the special meeting other than as set forth in this information statement.

By Order of the Board of Directors,

ONTARGET360 GROUP INC.

/s/ Conn Flanigan
Conn Flanigan

February 5, 2014

EXHIBITS INDEX

A.	Agreement and Plan of Merger, by and between the Company and American Housing REIT Inc., dated January 2, 2013

B.	Charter of American Housing REIT Inc.

C.	Bylaws of American Housing REIT Inc.

Exhibit A

AGREEMENT AND PLAN OF MERGER

BETWEEN

ONTARGET360 GROUP INC.,
a Delaware corporation,

AND

AMERICAN HOUSING REIT INC.,
a Maryland corporation

This Agreement and Plan of Merger (this “Merger Agreement”) is by and between Ontarget360 Group, Inc., a Delaware corporation (the “Merging Corporation”), and American Housing REIT Inc., a Maryland corporation (the “Surviving Corporation”).

1. Merger.  The Merging Corporation shall, effective as of 11:59 p.m., Eastern Daylight Time, on February 3, 2014 (the “Effective Time”), be merged with and into the Surviving Corporation.  The Surviving Corporation shall be, and shall continue as, the surviving entity in the Merger under the name “American Housing REIT Inc.” and the separate existence of the Merging Corporation shall cease.

2. Terms and Conditions of the Merger.  The respective obligations of the Surviving Corporation and the Merging Corporation to effect the Merger are subject to the approval and adoption of this Merger Agreement by the board of directors and the sole stockholder of the Surviving Corporation and the board of directors and the stockholders of the Merging Corporation.

3. Articles of Incorporation.  The Articles of Incorporation of the Surviving Corporation as in effect immediately prior to the Effective Time shall remain the Articles of Incorporation of the Surviving Corporation.

4. Bylaws.  The Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time shall remain the Bylaws of the Surviving Corporation.

5. Board of Directors and Officers.

a) The directors of the Surviving Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation following the Effective Time, and those persons shall serve as directors until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

b) The officers of the Surviving Corporation immediately prior to the Effective Time shall be the officers of the Surviving Corporation following the Effective Time, and those persons shall serve in their offices until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

6. Conversion of Outstanding Stock.  At the Effective Time, each share of common stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any further action, be converted to one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

7. Effects of the Merger.  The Merger shall have the effects set forth in Section 3-114 of the Maryland General Corporation Law (the “MGCL”) and Sections 259 and 260 of the Delaware General Corporation Law (the “DGCL”).  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges and powers of each of the Merging Corporation, and all property, real, personal and mixed, and all debts due to the Merging Corporation, as well as all other things and causes of action belonging to the Merging Corporation, shall be vested in the Surviving Corporation.

8. Modifications and Termination.  Subject to the restrictions set forth in Section 3-108 of the MGCL and Section 252 of the DGCL, this Merger Agreement may be amended or terminated at any time prior to the effective date of the certificate of merger by action of the sole shareholder of the Surviving Corporation and the stockholders of the Merging Corporation.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Merger Agreement to be signed in their respective corporate names by a representative thereunto duly authorized as of the date written below.

ONTARGET360 GROUP INC.
ATTEST:
	By:	/s/ Conn Flanigan
/s/ John T. Snow		Name: Conn Flanigan
Name: John T. Snow		Title: Chief Executive Officer
Date: January 3, 2014

AMERICAN HOUSING REIT INC.
ATTEST:
/s/ Conn Flanigan
/s/ John T. Snow		Name: Conn Flanigan
Name: John T. Snow		Title: Chief Executive Officer
Date: January 3, 2014

Exhibit B

AMERICAN HOUSING REIT INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

American Housing REIT Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST:  The Corporation desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The provisions of the charter of the Corporation, which are now in effect and as amended hereby in accordance with the Maryland General Corporation Law, or any successor statute (the “MGCL”), are as follows:

ARTICLE I
INCORPORATION

Conn Flanigan, whose address is P.O. Box 61037, Denver, Colorado  80206, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on September 13, 2013.

ARTICLE II
NAME

The name of the Corporation is American Housing REIT Inc.

ARTICLE III
PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a REIT (as hereinafter defined) under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.  For purposes of these Articles of Amendment and Restatement of the Corporation (the “Charter”), “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE IV
PRINCIPAL OFFICE IN MARYLAND AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o National Corporate Research, Ltd., 836 Park Avenue, Second Floor, Baltimore, Maryland 21201.  The name and address of the resident agent of the Corporation in the State of Maryland are National Corporate Research, Ltd., 836 Park Avenue, Second Floor, Baltimore, Maryland 21201.

ARTICLE V
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1  Number of Directors.  The business and affairs of the Corporation shall be managed under the direction of the board of directors of the Corporation (the “Board of Directors”).  The number of directors of the Corporation shall be two, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the MGCL.  The names of the directors serving until the next annual meeting of stockholders and until their successors are duly elected and qualify are Jeffrey Busch and Conn Flanigan.

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.  The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-802(b) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as defined in Section 6.1), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies.

Section 5.2 Extraordinary Actions.  Except as specifically provided in Section 5.8 (relating to removal of directors) and in the last sentence of Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3 Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4 Preemptive Rights and Appraisal Rights.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.  Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.  Notwithstanding the foregoing,  in the event the Corporation is subject to the Maryland Control Share Acquisition Act, holders of shares of stock of the Corporation shall be entitled to exercise rights of an objecting stockholder under Section 3-708(a) of the MGCL.

Section 5.5 Indemnification.

(a) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of the ultimate entitlement to indemnification to, (i) any individual who is a present or former director or officer of the Corporation or (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any of the foregoing capacities.  The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(b) The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person described in the preceding paragraph against any liability which may be asserted against such person.

(c) The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the maximum extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

Section 5.6 Determinations by Board.  The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:  the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, cash flow, funds from operations, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision in the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation) or of the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or the Bylaws or otherwise to be determined by the Board of Directors.

Section 5.7 REIT Qualification.  The Board of Directors, without any action by the stockholders of the Corporation, shall have the authority to cause the Corporation to elect to be taxed as a REIT for federal income tax purposes.  Following any such election, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be taxed as a REIT for federal income tax purposes, the Board of Directors, without any action by the stockholders of the Corporation, may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code.  In addition, the Board of Directors, without any action by the stockholders of the Corporation, shall have and may exercise, on behalf of the Corporation, without limitation, the power to determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII of the Charter is no longer required in order for the Corporation to qualify as a REIT.

Section 5.8 Removal of Directors.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and then only by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast generally in the election of directors.  For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 5.9 Advisor Agreements.  The Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

ARTICLE VI
STOCK

Section 6.1 Authorized Shares.  The Corporation has authority to issue 110,000,000 shares of stock, consisting of 100,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of stock having par value is $110,000.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Sections 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.  The Board of Directors, with the approval of a majority of the entire Board of Directors, and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2 Common Stock.  Subject to the provisions of Article VII and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.  The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3 Preferred Stock.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more classes or series of stock.

Section 6.4 Classified or Reclassified Shares.  Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall:  (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers (including voting rights exclusive to such class or series), restrictions (including, without limitation, restrictions on transferability), limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT.  Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5 Distributions.  The Board of Directors from time to time may authorize and the Corporation may pay to its stockholders such dividends or other distributions in cash or other property, including in shares of one class of the Corporation’s stock payable to holders of shares of another class of stock of the Corporation, as the Board of Directors in its discretion shall determine.

Section 6.6 Charter and Bylaws.  The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1 Definitions.  For the purpose of this Article VII, the following terms shall have the following meanings:

Beneficial Ownership.  The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3)(A) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Benefit Plan Investor.  The term “Benefit Plan Investor” shall mean any holder of Equity Shares that is a “benefit plan investor” within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Business Day.  The term “Business Day” shall mean any day, other than a Saturday or a Sunday that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

Capital Stock.  The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary.  The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust.  The term “Charitable Trust” shall mean any trust provided for in Section 7.3.1.

Constructive Ownership.  The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Controlling Person.  The term “Controlling Person” shall mean a Person who has discretionary authority or control with respect to the assets of the Trust or who provides investment advice for a fee (direct or indirect) with respect to such assets, and any affiliate of such Person.

Domestically-Controlled Initial Date.  The term “Domestically-Controlled Initial Date” shall mean the date on which the Board of Directors determines, in its sole discretion, that the restrictions in Sections 7.2.1(a)(viii) and (ix) of this Article VII should commence and set forth in a certificate of notice filed with the SDAT.

Excepted Holder.  The term “Excepted Holder” shall mean a Person for whom an Excepted Holder Limit is created by the Charter or by the Board of Directors pursuant to Section 7.2.7.

Excepted Holder Limit.  The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Charter or by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.8, the percentage limit established for an Excepted Holder by the Charter or by the Board of Directors pursuant to Section 7.2.7.

Initial Date.  The term “Initial Date” shall mean the date on which the Board of Directors determines, in its sole discretion, that the restrictions in this Article VII other than the restrictions in Sections 7.2.1(a)(viii) and (ix) should commence and set forth in a certificate of notice filed with the SDAT.

Insignificant Participation Exception.  The term “Insignificant Participation Exception” shall mean the exception to the Plan Asset Regulations which provides that a Benefit Plan Investor’s assets will not include any of the underlying assets of an entity in which it invests if at all times less than 25% of the value of each class of equity interests in the entity is held by Benefit Plan Investors, disregarding equity interests held by Controlling Persons (other than Controlling Persons which are Benefit Plan Investors).

Market Price.  The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date.  The “Closing Price” on any date shall mean the last reported sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determine Non-U.S. Event.  The term “Non-U.S. Event” shall have the meaning given in Section 7.2.1(a)(ix) hereof.

Non-U.S. Person.  The term “Non-U.S. Person” shall mean a Person other than a U.S. Person.ed by the Board of Directors.

NYSE.  The term “NYSE” shall mean the New York Stock Exchange or any successor stock exchange thereto.

One Hundred Shareholders Date.  The term “One Hundred Shareholders Date” shall mean the first date on which Capital Stock is beneficially owned by 100 or more Persons within the meaning of Section 856(a)(5) of the Code without regard to Section 856(h)(2) of the Code.

Person.  The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a “group” as that term is used for purposes of Rule 13d-5(b) or Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Plan Asset Regulations.  The term “Plan Asset Regulations” shall mean Section 2510.3-101 of the regulations of the Department of Labor, as amended.

Prohibited Owner.  The term “Prohibited Owner” shall mean, with respect to any purported Transfer (or other event), any Person who, but for the provisions of Section 7.2.1, would Beneficially Own or Constructively Own shares of Capital Stock in violation of the provisions of Section 7.2.1(a), and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares of Capital Stock that the Prohibited Owner would have so owned.

Publicly Offered Securities.  The term “Publicly Offered Securities” shall have the meaning provided in Section 2510.3-101(b)(2) of the Plan Asset Regulations, or any successor regulation thereto.

Restriction Termination Date.  The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to be taxed as a REIT for federal income tax purposes or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Stock Ownership Limit.  The term “Stock Ownership Limit” shall mean nine and eight-tenths percent (9.8%) in value or in number of shares, whichever is more restrictive, of the outstanding shares of any class or series of Capital Stock of the Corporation excluding any outstanding shares of Capital Stock not treated as outstanding for federal income tax purposes, or such other percentage determined from time to time by the Board of Directors in accordance with Section 7.2.8 of the Charter.

TRS.  The term “TRS” shall mean a taxable REIT subsidiary (as defined in Section 856(l) of the Code) of the Corporation.

Transfer.  The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire or change such Person’s percentage of Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trustee.  The term “Trustee” shall mean the Person unaffiliated with both the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Charitable Trust.

U.S. Person.  The term “U.S. Person” means a Person defined as a "United States Person" in Section 7701(a)(30) of the Code.

Section 7.2 Capital Stock.

Section 7.2.1 Ownership Limitations.

(a) Basic Restrictions.

(i) During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4 and except as provided in Section 7.2.7 hereof, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Stock Ownership Limit.  No Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4 and except as provided in Section 7.2.7 hereof, no Person shall Beneficially Own shares of Capital Stock to the extent that such Beneficial Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year).

(iii) During the period commencing on the One Hundred Shareholders Date and prior to the Restriction Termination Date, but subject to Section 7.4 and except as provided in Section 7.2.7 hereof, any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than one hundred (100) Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Capital Stock.

(iv) During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4 and except as provided in Section 7.2.7 hereof, no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent such Beneficial Ownership or Constructive Ownership would cause the Corporation to Constructively Own ten percent (10%) or more of the ownership interests in a tenant (other than a TRS) of the Corporation’s real property within the meaning of Section 856(d)(2)(B) of the Code.

(v) During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4 no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership would otherwise cause the Corporation to fail to qualify as a REIT under the Code, including, but not limited to, as a result of any “eligible independent contractor” (as defined in Section 856(d)(9)(A) of the Code) that operates a “qualified lodging facility” (as defined in Section 856(d)(9)(D)(i) of the Code), on behalf of a TRS failing to qualify as such.

(vi) Subject to Section 7.4 and except as provided in Section 7.2.7 hereof, during the period commencing on the Initial Date and prior to the date that either (i) each outstanding class of Capital Stock of the Corporation qualifies as a class of Publicly-Offered Securities or (ii) the Corporation qualifies for another exception to the Plan Asset Regulations (other than the Insignificant Participation Exception), Benefit Plan Investors shall not Beneficially Own twenty-five percent or more of any class of Equity Shares of the Corporation, disregarding any shares held by Controlling Persons (other than Controlling Persons that are Benefit Plan Investors).

(vii) Subject to Section 7.4 and except as provided in Section 7.2.7 hereof, during the period commencing on the Initial Date and prior to the date that either (i) each outstanding class of Capital Stock of the Corporation qualifies as a class of Publicly-Offered Securities or (ii) the Corporation qualifies for another exception to the Plan Asset Regulations (other than the Insignificant Participation Exception), no Person shall Transfer Capital Stock unless such Person obtains from its transferee a representation and agreement that (A) its transferee is not (and will not be), and is not acting on behalf of, a Benefit Plan Investor and (B) such transferee will obtain from its transferee the representation and agreement set forth in this sentence (including without limitation clauses (A) and (B)).

(viii) During the period commencing on the Domestically-Controlled Initial Date but subject to Section 7.4, any Transfer of Capital Stock shall be void ab initio as to the Transfer of such Capital Stock if, as a result of such Transfer, the fair market value of Capital Stock owned directly or indirectly by Non-U.S. Persons would comprise 50% or more of the fair market value of the issued and outstanding Capital Stock of the Corporation; and such Non-U.S. Person shall acquire no rights in such Capital Stock.

(ix) During the period commencing on the Domestically-Controlled Initial Date but subject to Section 7.4, if there is an event other than those described in Section 7.2.1(a)(viii) (a "Non-U.S. Event") that would result in the fair market value of Capital Stock owned directly or indirectly by Non-U.S. Persons comprising 50% or more of the fair market value of the issued and outstanding Capital Stock of the Corporation, then Capital Stock owned directly or indirectly by Non-U.S. Persons shall be transferred to a Charitable Trust as described in Section 7.2(b) to the extent necessary to eliminate such excess ownership. Such transfer shall be effective as of the close of business on the business day prior to the date of the Non-U.S. Event. In determining which share of Capital Stock are transferred to a Charitable Trust, Capital Stock owned directly or indirectly by any Non-U.S. Person who caused the Non-U.S. Event to occur shall be transferred before any Capital Stock not so held is transferred. If similarly situated Persons exist, the exchange shall be pro rata. If the Non-U.S. Event was not caused by a Non-U.S. Person, Capital Stock owned directly or indirectly by Non-U.S. Persons shall be chosen by random lot and transferred to a Charitable Trust until Non-U.S. Persons do not own directly or indirectly 50% or more of the issued and outstanding Capital Stock.

(b) Transfer in Trust/Transfer Void Ab Initio.  If any Transfer of shares of Capital Stock (or other event) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i), (ii), (iv), (v), (vi), (vii) or (ix).

(i) then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i), (ii), (iv), (v), (vi), (vii) or (ix) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer (or other event), and such Person shall acquire no rights in such shares of Capital Stock; or

(ii) if the transfer to the Charitable Trust described in clause (i) of this Section 7.2.1(b) would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i), (ii), (iv), (v), (vi), (vii) or (ix), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i), (ii), (iv), (v), (vi), (vii) or (ix) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 7.2.2 Remedies for Breach.  If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof or other designees if permitted by the MGCL shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares of Capital Stock, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, or, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof or other designee if permitted by the MGCL.

Section 7.2.3 Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4 Owners Required To Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(a) Every Person that Beneficially Owns more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) in number or value of the outstanding shares of Capital Stock, within thirty (30) days after the end of each taxable year, shall give written notice to the Corporation stating (i) the name and address of such owner, (ii) the number of shares of Capital Stock Beneficially Owned and (iii) a description of the manner in which such shares are held.  Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Stock Ownership Limit; and

(b) Each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Stock Ownership Limit.

Section 7.2.5 Remedies Not Limited.  Nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to (i) subject to Section 5.7 of the Charter, protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT or (ii) avoid having the assets of the Corporation being considered to be “plan assets” (within the meaning of the Plan Asset Regulations) of any stockholder.

Section 7.2.6 Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in Section 7.1 of this Article VII, the Board of Directors shall have the power to determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it at such time.  In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.  Absent a decision to the contrary by the Board of Directors (which the Board of Directors may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Sections 7.2.1 and 7.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been actually owned by such Person, and second to shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 7.2.7 Exceptions.

(a) (i) The Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the restrictions contained in Section 7.2.1(a)(i), (ii), (iv), (vi) or (vii) as the case may be, and may establish or increase an Excepted Holder Limit for such Person if the Board of Directors obtains such representations, covenants and undertakings as the Board of Directors may deem appropriate in order to conclude that granting the exemption and/or establishing or increasing the Excepted Holder Limit, as the case may be, will not cause the Corporation to lose its status as a REIT in the case of an exemption or Excepted Holder Limit relating to Section 7.2.1(a)(i), (ii) and (iv) or cause any assets of the Corporation to be deemed “plan assets” for purposes of ERISA or the Plan Asset Regulations in the case of an exemption relating to Section 7.2.1(a)(vi) and (vii).

(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to (i) determine or ensure the Corporation’s status as a REIT or (ii) in the case of an exception from Section 7.2.1(a)(vi) or (vii), determine that the Corporation will not fail to qualify for the Insignificant Participation Exception or another applicable exception to avoid having the assets of the Corporation be deemed “plan assets” for the purposes of ERISA or the Plan Asset Regulations.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c) Subject to Section 7.2.1(a)(ii), (iv) and (v), an underwriter, placement agent or initial purchaser that participates in a public offering, a private placement or other private offering of Capital Stock (or securities convertible into or exchangeable for Capital Stoc
k) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Stock Ownership Limit, but only to the extent necessary to facilitate such public offering, private placement or immediate resale of such Capital Stock and provided that the restrictions contained in Section 7.2.1(a) will not be violated following the distribution by such underwriter, placement agent or initial purchaser of such shares of Capital Stock.

Section 7.2.8 Change in Stock Ownership Limit and Excepted Holder Limits.

(a) The Board of Directors may from time to time increase or decrease the Stock Ownership Limit; provided, however, that a decreased Stock Ownership Limit will not be effective for any Person whose percentage ownership of Capital Stock is in excess of such decreased Stock Ownership Limit until such time as such Person’s percentage of Capital Stock equals or falls below the decreased Stock Ownership Limit, but until such time as such Person’s percentage of Capital Stock falls below such decreased Stock Ownership Limit, any further acquisition of Capital Stock will be in violation of the Stock Ownership Limit and, provided further, that the new Stock Ownership Limit would not allow five or fewer individuals (taking into account all Excepted Holders) to Beneficially Own more than forty-nine and nine-tenths percent (49.9%) in value of the outstanding Capital Stock.

(b) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the then existing Stock Ownership Limit.

Section 7.2.9 Legend.  Each certificate, if any, or any notice in lieu of any certificate, for shares of Capital Stock shall bear a legend summarizing the restrictions on ownership and transfer contained herein.  Instead of a legend, the certificate, if any, may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

Section 7.3 Transfer of Capital Stock in Trust.

Section 7.3.1 Ownership in Trust.  Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Charitable Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b).  The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

Section 7.3.2 Status of Shares Held by the Trustee.  Shares of Capital Stock held by the Trustee shall continue to be issued and outstanding shares of Capital Stock of the Corporation.  The Prohibited Owner shall have no rights in the Capital Stock held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.  The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Capital Stock.

Section 7.3.3 Dividend and Voting Rights.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid to a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid with respect to such shares of Capital Stock by the Prohibited Owner to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividends or other distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Charitable Trust, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 7.3.4 Sale of Shares by Trustee.  Within twenty (20) days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Charitable Trust, the Trustee of the Charitable Trust shall sell the shares held in the Charitable Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4.  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Charitable Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5 Purchase Right in Stock Transferred to the Trustee.  Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Charitable Trust pursuant to Section 7.3.4.  Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any dividends or other distributions held by the Trustee shall be paid to the Charitable Beneficiary.

Section 7.3.6 Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) the shares of Capital Stock held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under one of Sections 170(b)(1)(A), 2055 and 2522 of the Code.  Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided for in Section 7.2.1(b)(i) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 7.4 NYSE Transactions.  Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5 Deemed ERISA Representations.  Each purchaser and subsequent transferee of Capital Stock after the date upon which a registration statement with respect to the Capital Stock becomes effective, will be deemed to have represented and warranted that its purchase of Capital Stock will not constitute (i) a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a violation of any other federal, state, local, non-U.S. or other laws or regulations applicable to such purchaser that contain one or more provisions that are substantially similar to the prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code.

Section 7.6 Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.7 Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 7.8 Severability.  If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII
AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.  All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.  Except as otherwise provided in the Charter and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.  However, any amendment to Section 5.8 and Article VII or to this sentence of the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

ARTICLE IX
LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.  Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or the Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD:  The amendment to and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the sole stockholder of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the Charter.

FIFTH:  The name and address of the Corporation’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the Charter.

SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the Charter.

SEVENTH:                      The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,000 shares, consisting of 1,000 shares of Common Stock, $0.01 par value per share.  The aggregate par value of all shares of stock having par value was $10.00.

EIGHTH:  The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the Charter is 110,000,000, consisting of 100,000,000 shares of Common Stock, $0.001 par value per share, and 10,000,000 shares of Preferred Stock, $0.001 par value per share.  The aggregate par value of all authorized shares of stock having par value is $110,000.

NINTH:  The undersigned President and Treasurer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President and Treasurer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and Treasurer of the Board and attested to by its Secretary on this 14th day of October, 2013.

ATTEST:	AMERICAN HOUSING REIT INC.

/s/ Conn Flanigan	By:	/s/ Jeffery Busch	(SEAL)
Conn Flanigan		Jeffrey Busch
Secretary		President and Treasurer

Exhibit C

BYLAWS
OF
AMERICAN HOUSING REIT INC.

ARTICLE I
OFFICES

The principal office of American Housing REIT Inc. (the “Corporation”) in the State of Maryland shall be located at such place as the Board of Directors may designate.  The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 1.                      PLACE.  All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2.                      ANNUAL MEETING.  An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 3.                      SPECIAL MEETINGS.  The chairman of the Board of Directors, the chief executive officer, the president or the Board of Directors may call a special meeting of stockholders.  Any such special meeting of stockholders shall be held on the date and at the time and place set by the chairman of the Board of Directors, chief executive officer, president or Board of Directors, whoever has called the meeting.  A special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting stating the purpose of such meeting and the matters proposed to be acted on at such meeting, and any such special meeting shall be held on the date and at the time and place set by the Board of Directors.  No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

Section 4.                      NOTICE.  Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by electronic transmission, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business or by any other means permitted by Maryland law.  If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid.  If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder to any address or number of the stockholder at which the stockholder receives electronic transmissions.

Section 5.                      ORGANIZATION AND CONDUCT.  Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be the chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the Board of Directors or, in the case of a vacancy in the office or absence of the chairman of the Board of Directors, by one of the following officers present at the meeting in the following order:  the chief executive officer, the president, the vice presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy.  The secretary or, in the secretary’s absence, an assistant secretary or, in the absence of the secretary and all assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment or appointed person, an individual appointed by the chairman of the meeting shall act as secretary and record the minutes of the meeting.  The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting.  The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting.

Section 6.                      QUORUM; ADJOURNMENTS.  At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the approval of any matter.  If such quorum is not established at any meeting of stockholders, the chairman of the meeting may conclude the meeting or adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting.  At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 7.                      VOTING.  A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director.  Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.  A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter.  Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

Section 8.                      PROXIES.  A stockholder may vote in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law.  Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting.  No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9.                      TELEPHONE MEETINGS.  The Board of Directors or the chairman of the meeting may permit stockholders to participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time.  Participation in a meeting by these means constitutes presence in person at the meeting.

Section 10.                      STOCKHOLDERS’ CONSENT IN LIEU OF MEETING.  Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of the proceedings of the stockholders.

Section 11.                      CONTROL SHARE ACQUISITION ACT.  Notwithstanding any other provision of the charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation.  This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III
DIRECTORS

Section 1.                      GENERAL POWERS.  The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

Section 2.                      NUMBER.  At any meeting of the Board of Directors, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL nor more than fifteen (15), and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.

Section 3.                      MEETINGS.  The Board of Directors may provide, by resolution, the time and place for the holding of meetings of the Board of Directors without other notice than such resolution.  Meetings of the Board of Directors may also be called by or at the request of the chairman of the Board of Directors, the chief executive officer, the president or a majority of the directors then in office.  The person or persons calling a meeting of the Board of Directors may fix any place, date and time for holding any such meeting.

Section 4.                      NOTICE.  Notice of the place, date and time of any meeting of the Board of Directors shall be delivered by or at the direction of the persons calling the meeting or the secretary or any assistant secretary of the Corporation, personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address.  Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting.  Notice by courier shall be given at least two days prior to the meeting.  Notice by United States mail shall be given at least three days prior to the meeting.  Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party.  Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director.  Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt.  Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed.  Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid.  Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 5.                      QUORUM.  A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. If, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a particular group of directors is required for any action, a quorum must also include a majority or such other percentage of such group.

Section 6.                      VOTING.  The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

Section 7.                      CHAIR.  The Board of Directors may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation.  The Board of Directors may designate the chairman of the board as an executive or non-executive chairman.  The chairman of the board shall perform such duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 8.                      ORGANIZATION.  At each meeting of the Board of Directors, the chairman of the Board of Directors or, in the absence of the chairman, the chief executive officer or, in the absence of the chief executive officer or if the chief executive officer is not a director, a director chosen by a majority of the directors present, shall act as the chairman of the meeting.  The secretary or, in his or her absence, an assistant secretary of the Corporation or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

Section 9.                      TELEPHONE MEETINGS.  Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10.                      CONSENT BY DIRECTORS WITHOUT A MEETING.  Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Section 11.                      VACANCIES.  Any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum.  Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.  Any individual so elected as a director shall serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

Section 12.                      COMPENSATION.  Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to property or facilities of the Corporation and for any service or activity they perform or engage in as directors.  Directors may be reimbursed for expenses of attendance, if any, at each meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13.                      RATIFICATION.  The Board of Directors or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter and, if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

Section 14.                      CERTAIN RIGHTS OF DIRECTORS AND OFFICERS.  Any director or officer, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

ARTICLE IV
COMMITTEES

Section 1.                      FORMATION AND POWERS.  The Board of Directors may appoint from among its members one or more committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.  The Board of Directors may delegate to committees appointed under this Article IV any of the powers of the Board of Directors, except as prohibited by law.

Section 2.                      MEETINGS.  The Board of Directors or any committee thereof may provide, by resolution, the time and place for the holding of meetings of such committee without other notice than such resolution.  Unless otherwise be provided by the Board of Directors, meetings of any committee of the Board of Directors may also be called by or at the request of the chairman of such committee or a majority of the members of such committee.  The person or persons calling a meeting of a committee of the Board of Directors may fix any place, date and time for holding any such meeting.  Notice of committee meetings, stating the date, time and place of such meeting, shall be given in the same manner as notice for meetings of the Board of Directors.

Section 3.                      ACTIONS BY COMMITTEES.  The Board of Directors may designate a chairman of any committee.  A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee.  The act of a majority of the committee members present at a meeting shall be the act of such committee.  Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time, and participation in a meeting by these means shall constitute presence in person at the meeting.  Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 4.                      VACANCIES.  Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.  In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

ARTICLE V
OFFICERS

Section 1.                      GENERAL PROVISIONS.  The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chief executive officer, one or more vice presidents, a chief financial officer, a chief operating officer, a general counsel, one or more assistant secretaries, one or more assistant treasurers and such other officers with such powers and duties as it shall deem necessary or desirable.  The officers of the Corporation, including any officers appointed to fill a vacancy among the officers, shall be appointed by the Board of Directors, except that the chief executive officer or the president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers.  The duties of the officers of the Corporation shall be as set forth in these Bylaws and as from time to time prescribed by the Board of Directors or, in the case of any officer other than the chief executive officer or the president, by the chief executive officer or the president.  Each officer shall serve until his or her successor is appointed and qualifies or until his or her death or his or her resignation or removal in the manner hereinafter provided.  Any two or more offices except president and vice president may be held by the same person.  Appointment of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2.                      REMOVAL AND RESIGNATION.  Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the Board of Directors, the chief executive officer, the president or the secretary.  Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.  The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.  Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3.                      COMPENSATION.  The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI
CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1.                      CONTRACTS.  The Board of Directors or any manager of the Corporation approved by the Board of Directors and acting within the scope of its authority pursuant to a management agreement with the Corporation may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.  Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors or a manager acting within the scope of its authority pursuant to a management agreement and executed by the chief executive officer, the president or any other person authorized by the Board of Directors.

Section 2.                      CHECKS AND DRAFTS.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the chief executive officer, the president, the chief financial officer, the treasurer or such other officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3.                      DEPOSITS.  All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer, the treasurer or any other officer or agent designated by the Board of Directors may determine.

ARTICLE VII
STOCK

Section 1.                      CERTIFICATES.  Except as may be otherwise provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them.  In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in the manner permitted by the MGCL.  In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.  There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2.                      TRANSFERS.  All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his or her attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed.  The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors that such shares shall no longer be represented by certificates.  Upon the transfer of any uncertificated shares, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

Section 3.                      REPLACEMENT CERTIFICATE.  Any officer of the Corporation may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors has determined that such certificates may be issued.  Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

                      Section 4.                      FIXING OF RECORD DATE.  The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose.  Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

Section 5.                      STOCK LEDGER.  The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6.                      FRACTIONAL SHARES.  The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine.

ARTICLE VIII
ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX
DISTRIBUTIONS

Section 1.                      AUTHORIZATION.  Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter.  Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2.                      CONTINGENCIES.  Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X
SEAL

The Board of Directors may authorize the adoption of a seal by the Corporation.  The seal shall be in any form approved by the Board of Directors.  The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.  Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI
INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.  The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon the election or appointment of a director or officer.  The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.  The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE XII
WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof, in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.  Neither the business to be transacted at nor the purpose of any meeting need be set forth in a waiver of notice of any meeting, unless specifically required by statute.  The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE XIII

AMENDMENT OF BYLAWS

The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.